UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

SUNESIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 3, 2009, Sunesis Pharmaceuticals, Inc. (the “Company”) completed the initial closing for $10.0 million of units, consisting of Series A Preferred Stock and warrants to purchase common stock, as previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2009 (the “Prior Current Report”).  The description of the securities purchase agreement under Item 1.01 of the Prior Current Report is incorporated herein by reference.

Item 1.01.  Entry into a Material Definitive Agreement.

Investor Rights Agreement

In connection with the initial closing of the private placement to purchase up to $43.5 million of the Company’s securities (the “Private Placement”), the Company entered into the investor rights agreement with the investors in the form described in Item 1.01 under the heading “Investor Rights Agreement” in the Prior Current Report, which is incorporated herein by reference.

The foregoing description of the investor rights agreement is not complete and is qualified in its entirety by reference to the full text of the investor rights agreement, a copy of which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On March 30, 2009, the compensation committee of the board of directors of the Company, in conjunction with the closing of the Private Placement, committed to a restructuring plan that will result in a reduction in force affecting six employees, including two executives.  Employees directly affected by the restructuring plan have received notification and will be provided with severance payments.  Sunesis expects to complete the restructuring plan in April 2009.

As a result of the restructuring plan, the Company estimates that it will record a restructuring charge of approximately $0.6 million in the first quarter of 2009 for severance and other personnel-related expenses. The severance payments will be made during the second quarter of 2009. Other personnel-related expenses such as employee benefits will be substantially paid over the remainder of 2009.  The restructuring charge that the Company expects to incur in connection with the restructuring is subject to a number of assumptions, and actual results may materially differ. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or associated with, the restructuring plan.

Item 2.05 of this Current Report contains “forward-looking” statements, including but not limited to statements with respect to the expected timing for completion of the restructuring plan; estimated restructuring charges to be incurred by the Company in the first quarter of 2009; anticipated benefits of the restructuring; and the anticipated costs incurred by the Company in connection with the restructuring. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risk that the Company’s restructuring costs may be greater than anticipated; the risk that the Company’s workforce reduction and any future workforce and expense reductions may have an adverse impact on the Company’s internal programs, the Company’s ability to hire and retain key personnel and may be distracting to management; and risks related to the Company’s need for additional funding and other risks detailed from time to time in the Company’s SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 2008, and other periodic filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements.

Item 3.02.  Unregistered Sales of Equity Securities.

On March 31, 2009, the Company entered into a securities purchase agreement with accredited investors, including certain members of management, providing for a Private Placement, as previously disclosed in the Prior Current Report. The Private Placement contemplates the sale of up to $15.0 million of units consisting of Series A Preferred Stock and warrants to purchase common stock in two closings.  $10.0 million of units were sold at the initial closing on April 3, 2009.   In the initial closing for $10.0 million of units, the Company issued approximately 2.9 million shares of Series A Preferred Stock, which are initially convertible into approximately 29.0 million shares of common stock, and warrants to purchase approximately 29.0 million shares of common stock.  The warrants issued at the initial closing have an exercise price of $0.22 per share and a term of seven years from issuance. The net proceeds, after deducting placement agent fees and other estimated offering expenses payable by the Company, are expected to be approximately $8.8 million.  The terms and conditions of the convertibility of the Series A Preferred Stock are discussed in greater detail in Item 5.03 below and are incorporated herein by reference.  The Company expects any and all net proceeds received from the initial closing of the Private Placement to be used for working capital and other general corporate purposes.

The shares of Series A Preferred Stock sold in the initial closing were offered and sold in the Private Placement to accredited investors, including members management, without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act, and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities to be issued in the Private Placement have not been registered under the Securities Act, and until so registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

The foregoing description of the securities purchase agreement and the warrants is not complete and is qualified in its entirety by reference to the full text of the securities purchase agreement and form of warrant, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The information contained in Item 1.01 under the caption “Investor Rights Agreement”  and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of a Named Executive Officer

In connection with the restructuring, James W. Young, Ph.D. has retired as Executive Chairman, effective as of April 3, 2009, and will continue to serve on the Company’s board of directors as non-executive Chairman. In connection with his resignation, the Company has agreed to cover Dr. Young’s medical benefits for a period of twelve months; however, Dr. Young is not otherwise entitled to any severance in connection with his resignation pursuant to his Second Amended and Restated Executive Severance Benefits Agreement with the Company, dated December 23, 2008, a copy of which is filed as Exhibit 10.46 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the Securities Exchange Commission on April 3, 2009.

Resignations of Members of the Board of Directors

In connection with the Private Placement, Anthony B. Evnin, Ph.D., Stephen P.A. Fodor, Ph.D.  and Steven D. Goldby have resigned from the Company’s board of directors, effective as of April 3, 2009.

Appointment of Members of the Board of Directors

In connection with the Private Placement, Ed Hurwitz was appointed to the Company’s board of directors and the Company intends that he will serve on the audit committee and compensation committee of the board of directors.  Mr. Hurwitz has served as a director of Alta Partners since June 2002.  From June 1997 to October 2002, Mr. Hurwitz served as Senior Vice President and Chief Financial Officer of Affymetrix, Inc., a microarray technology company. From April 1994 to June 1997, Mr. Hurwitz was a biotechnology research analyst for Robertson Stephens & Company, and from April 1992 to April 1994, was a biotechnology research analyst for Smith Barney Shearson. From  November 1990 to April 1992, Mr. Hurwitz practiced commercial law at Cooley Godward LLP.  Mr. Hurwitz holds a B.A. in Molecular Biology from Cornell University, a J.D. from the University of California, Berkeley’s Boalt School of Law and an M.B.A. from the Haas School of Business.   Mr. Hurwitz is a director of Alta BioPharma Partners III, L.P. that purchased approximately $1.1 million units in the initial closing and is party to the securities purchase agreement and investor rights agreement described above.

In connection with the Private Placement,  Dayton Misfeldt was appointed to the Company’s board of directors and intends to appoint him the compensation committee of the board of directors. Mr. Misfeldt is an Investment Partner at Bay City Capital LLC and focuses on biopharmaceutical investment opportunities. Prior to joining Bay City Capital in May 2000, Mr. Misfeldt was a Vice President at Roth Capital Partners where he worked as a sell-side analyst covering the biopharmaceutical industry. Mr. Misfeldt has also worked as a Project Manager at Life Science Economics. Mr. Misfeldt received a B.A. in Economics from the University of California, San Diego.

Upon their appointment to the Company’s board of directors on April 3, 2009, Mr. Hurwitz and Mr. Misfeldt were each automatically granted an option to purchase 30,000 shares of the Company’s common stock at the closing price of the Company’s common stock on April 3, 2009.  These options vest and become exercisable in two equal annual installments over a two-year period commencing with the date of grant and have a ten-year term.  Mr. Hurwitz and Mr. Misfeldt will also be eligible to receive an automatic grant of 10,000 shares of the Company’s common stock at the Company’s 2010 Annual Meeting and each future annual meeting in which they continue to serve on the Company’s board of directors (the “Annual Options”). The Annual Options shall become vested and exercisable in twelve equal monthly installments over the twelve-month period following their date of grant.  Mr. Hurwitz and Mr. Misfeldt shall also be entitled to receive an annual cash retainer of $20,000 for serving on the Company’s board of directors, as well as a $3,000 committee fee for each committee of the Company’s board of directors on which they serve (plus $5,000 for any committee on which they serve as chair).  The Company and each of Mr. Hurwitz and Mr. Misfeldt also intend to enter into the Company’s standard Indemnification Agreement for officers and directors which is filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (SEC File No. 333-121646) filed with the Securities and Exchange Commission on December 23, 2004.

2005 Equity Incentive Award Plan; 2006 Employment Commencement Incentive Plan

In connection with the initial closing of the Private Placement, the Company’s board of directors amended the 2005 Equity Incentive Award Plan and the 2006 Employment Commencement Incentive Plan (collectively, the “Incentive Plans”) to provide that a change of control transaction for purposes of such Incentive Plans shall not include a transaction effected primarily for the purpose of financing the Company with cash, without regard to whether such transaction is effectuated by a merger, equity financing or otherwise (unless otherwise determined by the plan administrator in its discretion).

The foregoing description of the Incentive Plans is not complete and is qualified in its entirety by reference to the full text of the Incentive Plans, copies of which are filed herewith as Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Private Placement, on April 3, 2009, the Company filed a Certificate of Designation with respect to Series A Preferred Stock (the “Certificate”) with the Secretary of State of the State of Delaware. The Certificate contains the terms and conditions with respect to the Series A Preferred Stock, as previously disclosed in Item 1.01 of the Company’s Prior Current Report under the heading “Terms of the Series A Preferred Stock” which is incorporated herein by reference.

The foregoing description of the Certificate is not complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is filed herewith as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.3	Certificate of Designation of the Series A Preferred Stock of the Company.

4.1	Investor Rights Agreement, dated April 3, 2009, by and among the Company and the purchasers identified on the signature pages thereto.

10.1†	Securities Purchase Agreement, dated March 31, 2009, by and among the Company and the purchasers identified on the signature pages thereto.

10.2	Form of Warrant to purchase shares of Common Stock.

10.3	2005 Equity Incentive Award Plan.

10.4	2006 Employment Commencement Incentive Plan.
________________________
†	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 3, 2009

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
3.3	Certificate of Designation of the Series A Preferred Stock of the Company.

4.1	Investor Rights Agreement, dated April 3, 2009, by and among the Company and the purchasers identified on the signature pages thereto.

10.1†	Securities Purchase Agreement, dated March 31, 2009, by and among the Company and the purchasers identified on the signature pages thereto.

10.2	Form of Warrant to purchase shares of Common Stock.

10.3	2005 Equity Incentive Award Plan.

10.4	2006 Employment Commencement Incentive Plan.
________________________
†	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.